SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 18, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
----------------------         ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.       OTHER EVENTS

In reaction to an announcement on August 18, 2003 by Grupo TMM, S.A. ("TMM") regarding its shareholders' decision not to approve the sale of TMM's interests in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. to Kansas City Southern ("KCS"), KCS issued a statement that it intends to pursue all appropriate legal or administrative action against any persons or entities involved in interfering with KCS and its agreements with TMM. See the Press Release attached hereto as Exhibit 99.1 for further details

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          EXHIBIT NO.                        DOCUMENT
          (99) Additional Exhibits

          99.1 Press Release issued by Kansas City Southern dated August 18, 2003 entitled, "Kansas City Southern Issues Statement In Reaction To TMM Announcement," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Kansas City Southern


Date: August 19, 2003                      By:     /S/ LOUIS G. VAN HORN
                                              ----------------------------------
                                                      Louis G. Van Horn
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)

EXHIBIT 99.1

    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU



    Date:             August 18, 2003

    Media Contact:    William H. Galligan                    Phone: 816/983-1551
                      william.h.galligan@kcsr.com


                KANSAS CITY SOUTHERN ISSUES STATEMENT IN REACTION
                               TO TMM ANNOUNCEMENT

        In reaction to today's announcement by Grupo TMM, S.A. ("TMM") regarding its shareholders' decision not to approve the sale of TMM's interests in Grupo Transportacion Ferroviaria Mexicana, S.A., de C.V. to Kansas City Southern ("KCS"), KCS issued the following statement:

        KCS is concerned by today's announcement about the TMM shareholder action and is exploring its rights under the agreements between the parties, and its legal options under U.S. and Mexican law. Jose Serrano, chairman of Grupo TMM, who signed and obligated TMM to the transaction agreements with KCS and who, in his capacity as a director of TMM, recommended approval of the transaction to TMM shareholders, is the controlling stockholder of Grupo TMM. KCS intends to pursue all appropriate legal or administrative action against any persons or entities involved in interfering with KCS and its agreements with TMM. KCS remains committed to completing the transaction.

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